UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-42

DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	11/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  NOVEMBER 30, 2008

Semiannual Report to Shareholders

DWS Floating Rate Plus Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

17 Portfolio Summary

18 Investment Portfolio

26 Financial Statements

31 Financial Highlights

35 Notes to Financial Statements

45 Investment Management Agreement Approval

50 Summary of Management Fee Evaluation by Independent Fee Consultant

55 Summary of Administrative Fee Evaluation by Independent Fee Consultant

56 Account Management Resources

57 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Loan investments are subject to interest-rate risk such that when interest rates rise, the prices of the loan, and thus the value of the loan fund, can decline and the investor can lose principal value. Although the value of senior loans will fluctuate less in response to interest-rate changes than will fixed rate debt securities, floating rates on senior loans only reset periodically, so changes in prevailing interest rates may cause a fluctuation in the fund's value. The fund employs an asset overlay strategy that will make heavy use of derivatives. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Use of leverage can magnify the effects of changes in the value of the fund's portfolio and make the fund more volatile. The use of leverage may cause investors in the fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the fund will be able to employ leverage successfully. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk potential. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2008

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.50%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 are 1.40%, 2.11% and 1.19% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/08
DWS Floating Rate Plus Fund	6-Month‡	1-Year	Life of Fund*
Class A	-24.13%	-25.19%	-19.73%
Class C	-24.47%	-25.89%	-20.40%
Institutional Class	-24.08%	-25.15%	-19.59%
S&P®/LSTA Leveraged Loan Index+	-25.96%	-26.72%	-20.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 11/30/08	$ 6.76	$ 6.75	$ 6.76
5/31/08	$ 9.14	$ 9.13	$ 9.14
Distribution Information: Six Months as of 11/30/08: Income Dividends	$ .21	$ .18	$ .22
Class A Lipper Rankings — Loan Participation Funds Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	32	of	75	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Floating Rate Plus Fund — Class A [] S&P/LSTA Leveraged Loan Index+

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/08
DWS Floating Rate Plus Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$7,144	$6,988
	Average annual total return	-28.56%	-22.29%
Class C	Growth of $10,000	$7,411	$7,231
	Average annual total return	-25.89%	-20.40%
S&P/LSTA Leveraged Loan Index+	Growth of $10,000	$7,328	$7,204
	Average annual total return	-26.72%	-20.64%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
+ The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Floating Rate Plus Fund — Institutional Class [] S&P/LSTA Leveraged Loan Index+

Comparative Results as of 11/30/08
DWS Floating Rate Plus Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$748,500	$733,500
	Average annual total return	-25.15%	-19.59%
S&P/LSTA Leveraged Loan Index+	Growth of $1,000,000	$732,800	$720,400
	Average annual total return	-26.72%	-20.64%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
+ The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2008 is 1.14% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 11/30/08
DWS Floating Rate Plus Fund	6-Month‡	1-Year	Life of Fund*
Class S	-24.07%	-25.15%	-19.59%
S&P/LSTA Leveraged Loan Index+	-25.96%	-26.72%	-20.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/08	$ 6.76
5/31/08	$ 9.14
Distribution Information: Six Months as of 11/30/08: Income Dividends	$ .22
Class S Lipper Rankings — Loan Participation Funds Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	30	of	75	40

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Floating Rate Plus Fund — Class S [] S&P/LSTA Leveraged Loan Index+

Comparative Results as of 11/30/08
DWS Floating Rate Plus Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$7,485	$7,336
	Average annual total return	-25.15%	-19.59%
S&P/LSTA Leveraged Loan Index+	Growth of $10,000	$7,328	$7,204
	Average annual total return	-26.72%	-20.64%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.
+ The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2008 to November 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 758.70	$ 755.30	$ 759.30	$ 759.20
Expenses Paid per $1,000*	$ 5.29	$ 8.89	$ 4.59	$ 4.50
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/08	$ 1,019.05	$ 1,014.94	$ 1,019.85	$ 1,019.85
Expenses Paid per $1,000*	$ 6.07	$ 10.20	$ 5.27	$ 5.16
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Floating Rate Plus Fund	1.20%	2.02%	1.04%	1.02%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio managers discuss market conditions and DWS Floating Rate Plus Fund's strategy during the semiannual period ending November 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did DWS Floating Rate Plus Fund perform during the six months ended November 30, 2008?

A: Over the six-month period ended November 30, 2008 the fund's Class A shares provided a return of -24.13%. (Return is unadjusted for sales charges. If sales charges had been included, the return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) In comparison, the fund's benchmark, the S&P®/LSTA Leveraged Loan Index, returned -25.96%.1 The fund's performance also slightly exceeded the -24.49% return of its peers in the Lipper Loan Participation Funds category.2

1 The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Loan Participation Funds category includes funds that invest at least 80% of their assets in bank loans. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Bank Loan Fund category. Category returns assume reinvestment if dividends. It is not possible to invest directly into an index.

Q: Please describe the market environment for the fund over the period.

A: The period saw the continuation of the bear market for credit instruments in general and leveraged loans in particular. The failure of a number of major financial institutions combined with a faltering economy, falling corporate earnings, issue downgrades and rising defaults to lead the leveraged loan market to steep declines.

Much of the damage in the leveraged loan market occurred in October and November, spurred by ongoing credit market distress that reached a crescendo in September. First, Fannie Mae and Freddie Mac, which together own or guarantee roughly half of the mortgage market, were taken over by the government. In mid-September, leading investment bank Lehman Brothers failed while global insurance conglomerate AIG was bailed out by the US Treasury. This was followed shortly by the conversion of Morgan Stanley and Goldman Sachs to bank holding companies as they sought shelter from the credit market storm, and the Federal Deposit Insurance Corporation (FDIC) seizure and sale of certain operations to JPMorgan Chase of giant thrift Washington Mutual. The result was an evaporation of liquidity as the credit markets seized and, for leveraged loans, a surge of selling from investors forced to close out positions at virtually any price in order to raise cash.

As these events unfolded, the Bush administration won approval of a mammoth rescue package designed to unfreeze credit markets. However, the ultimate execution and impact of any attempted rescue was not entirely clear. During the six months, the US Federal Reserve Board (the Fed) lowered the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — by 100 basis points over the course of two moves to 1% at November 30, 2008 and took a number of unprecedented steps as it sought to add liquidity.

Technical factors also weighed on the loan market. Some major participants that employ leverage to invest in the loan market were in effect subjected to margin calls as loan prices fell, leading to forced sales in order to raise capital. In addition, collateralized loan obligations (CLOs), among the larger loan market participants, are commonly limited under the terms of their indentures with respect to the proportion of CCC-rated loans they may hold. As more of the loans they held were downgraded to CCC, CLOs were forced to sell these loans in order to stay within their indenture guidelines, putting additional downward pressure on the market.

The net impact of the liquidity crisis, deteriorating fundamental backdrop and poor technical environment was a widespread collapse in loan prices across the quality spectrum, leaving little or no safe harbor for loan market participants.

Q: Can you review leveraged loans and how they work?

A: Leveraged loans are also known as senior loans or syndicated loans. They are loans made by large banks to corporations that usually either are not investment grade or are unrated as borrowers, typically to finance a corporate acquisition or restructuring. These loans have the highest standing in a borrower's capital structure. This means the holders of the loan have first claim to the company's cash flow and to proceeds from the sale of any company assets. The interest rate on a leveraged loan is adjustable and reflects a spread above a benchmark short-term lending rate, such as LIBOR.3 Banks that originate these loans typically limit their exposure by forming a syndicate with other lenders, and a large secondary market of institutional investors including mutual funds, insurance companies and hedge funds provides a liquid market. While less well-known than high-yield bonds among the investing public, the size of the leveraged loan market exceeds that of the high-yield corporate bond market.

3 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Q: Can you review how you managed the fund during the six months and what helped or hurt performance?

A: The fund's investment objective is to seek to provide high income. With respect to the senior loan portion of the fund, we focus on generating stable returns and minimizing defaults by emphasizing fundamental analysis and by searching for individual securities that we believe have strong value.

In the prevailing difficult environment, we have sought out loans in relatively defensive sectors such as health care and energy. We have also sought to hold newer issues that have come to market with tighter restrictions on how the underlying companies can spend money outside of servicing their debt. In addition, the fund has been underweight the lower-rated CCC segment of the market.4 Still, there has been little opportunity to get out of the way of the collapse in loan prices, as many higher-quality loans have been among the worst performers.

Positive contributors to relative performance included telecommunications company ALLTel Communications, Inc., waste services provider Allied Waste North America, Inc. and mortgage industry technology vendor Lender Processing Services, Inc.* All three were among the handful of companies held in the fund that not only outperformed the loan market but also provided positive absolute returns over the period. Some of the larger detractors from performance included on-line and print directory provider Idearc, Inc., resort operator Golden Nugget, Inc. and publisher Reader's Digest Association, Inc.

In addition to the main investment strategy, we employ a global tactical asset allocation overlay strategy. This strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global bond and currency markets. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and over-the-counter forward currency contracts. This strategy is expected to have a low correlation to the fund's investments in senior loans. For the six-month period, the iGAP strategy detracted from returns.

Q: What is your overall view of the investment environment for leveraged loans?

A: A faltering economy marked by an ongoing housing crisis and a sharp deterioration in employment data continues to suggest, in our view, a negative outlook for the leveraged loan market. The severe decline in prices has left leveraged loan yield spreads at extraordinary levels, outstripping all but the most pessimistic default rate scenarios.5 Still, it is likely that technical pressures unrelated to fundamentals will continue to weigh on the market. We will continue to seek value as market volatility continues, taking advantage of lower prices to selectively deploy the fund's cash position into loans which we believe have been "oversold" in the poor environment.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* Not held in the portfolio as of November 30, 2008.
5 The yield spread is the difference between the yield of a security and the yield of a lower-risk issue of comparable duration. A large spread is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	11/30/08	5/31/08

Senior Loans	75%	97%
Cash Equivalents	21%	2%
Time Deposit	3%	—
Government & Agency Obligations	1%	1%
	100%	100%
Sector Diversification (As a % of Senior Loans)	11/30/08	5/31/08

Consumer Discretionary	25%	34%
Industrials	17%	16%
Telecommunication Services	12%	12%
Health Care	12%	10%
Energy	9%	7%
Materials	9%	5%
Information Technology	7%	8%
Consumer Staples	4%	2%
Utilities	3%	3%
Financials	2%	3%
	100%	100%
Quality (As a % of Senior Loans)	11/30/08	5/31/08

BBB	4%	2%
BB	47%	52%
B	36%	37%
Below B	3%	3%
Not Rated	10%	6%
	100%	100%

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the Standard & Poor's Corporation ("S&P") credit ratings. The ratings of S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

Senior Loans* 77.3%
Consumer Discretionary 19.2%
Bombardier Recreational Products, Inc., Term Loan, LIBOR plus 2.5%, 5.266%, 6/28/2013	500,000	280,000
Bresnan Communications LLC, Term Loan 2nd Lien, LIBOR plus 4.5%, 7.266%, 3/29/2014	1,000,000	750,000
Buffets, Inc.:
Credit Link Deposit, LIBOR plus 2.75%, 5.516%, 5/1/2013	116,691	37,108
Term Loan, LIBOR plus 2.75%, 5.516%, 11/1/2013	879,195	279,584
CanWest MediaWorks LP:
Term Loan D, LIBOR plus 2.0%, 4.766%, 7/10/2014	493,750	303,656
Term Loan B, LIBOR plus 2.0%, 4.766%, 7/17/2014	990,000	742,500
Cequel Communications LLC, Term Loan 1st Lien, LIBOR plus 2.0%, 4.766%, 11/5/2013	1,000,000	668,750
Charter Communications Operating LLC, Term Loan B, LIBOR plus 5.0%, 7.766%, 3/6/2014	398,000	307,853
Dex Media West, Inc., Term Loan B, LIBOR plus 3.75%, 6.516%, 10/24/2014	500,000	260,500
Dollar General Corp., Term Loan B-1, LIBOR plus 2.75%, 5.516%, 7/6/2014	500,000	388,648
Golden Nugget, Inc., Term Loan 2nd Lien, LIBOR plus 3.25%, 6.016%, 12/31/2014	1,000,000	200,000
Gregg Appliances, Inc., Term Loan, LIBOR plus 2.25%, 5.016%, 7/13/2013	892,500	624,750
Hanesbrands, Inc., Term Loan B 1st Lien, LIBOR plus 1.75%, 4.516%, 9/5/2013	500,000	407,918
Idearc, Inc., Term Loan B, LIBOR plus 2.0%, 4.766%, 11/17/2014	984,962	332,203
Isle of Capri Casinos, Inc.:
Term Delay Draw, LIBOR plus 1.75%, 4.516%, 11/25/2013	175,147	111,656
Term Loan, LIBOR plus 1.75%, 4.516%, 11/25/2013	580,882	370,312
Term Loan B, LIBOR plus 1.75%, 4.516%, 11/25/2013	232,353	148,125
Las Vegas Sand LLC (Venetian):
Term Delay Draw, LIBOR plus 1.75%, 4.516%, 5/23/2014	166,946	84,084
Term Loan B, LIBOR plus 1.75%, 4.516%, 5/23/2014	826,360	416,204
Local TV Finance LLC, Term Loan, LIBOR plus 2.0%, 4.766%, 5/7/2013	493,750	276,500
Merrill Communications LLC, Term Loan 2nd Lien, LIBOR plus 6.5%, 9.266%, 11/15/2013	400,000	170,000
MGM Holdings II, Inc., Term Loan B, LIBOR plus 3.25%, 6.016%, 4/8/2012	992,392	492,648
National CineMedia LLC, Term Loan, LIBOR plus 1.75%, 4.516%, 2/13/2015	500,000	326,250
Network Communications, Inc., Term Loan, LIBOR plus 2.0%, 4.766%, 11/30/2012	925,273	730,966
New World Gaming Partners Holdings Ltd.:
Term Delay Draw, LIBOR plus 2.25%, 5.016%, 1/19/2009	166,667	97,396
Term Loan, LIBOR plus 2.25%, 5.016%, 7/19/2014	827,083	483,327
Reader's Digest Association, Inc., Term Loan, LIBOR plus 2.0%, 4.766%, 3/2/2014	985,000	403,850
Ticketmaster, Term Loan B, LIBOR plus 2.75%, 5.516%, 7/25/2014	300,000	240,000
Toys "R" Us, Inc., Term Loan, LIBOR plus 4.25%, 7.016%, 7/19/2012	995,025	598,672
Tribune Co., Term Loan B, LIBOR plus 3.0%, 5.766%, 5/17/2014	987,500	287,303
Univision Communications, Inc.:
Term Delay Draw, LIBOR plus 2.25%, 5.016%, 9/29/2014	33,557	15,363
Term Loan 1st Lien, LIBOR plus 2.25%, 5.016%, 9/29/2014	966,443	442,447
		11,278,573
Consumer Staples 2.8%
Advance Food Co., Inc., Term Loan 2nd Lien, LIBOR plus 4.25%, 7.016%, 9/16/2014	750,000	450,000
New UNO Acquisition Corp., Term Loan B, LIBOR plus 3.75%, 6.516%, 8/7/2014	950,000	885,998
Van Houtte, Inc.:
Term Loan B, LIBOR plus 2.5%, 5.266%, 7/19/2014	434,500	282,425
Term Loan C, LIBOR plus 2.5%, 5.266%, 7/19/2014	59,250	38,513
		1,656,936
Energy 6.9%
Atlas Pipeline Partners LP, Term Loan, LIBOR plus 2.5%, 5.266%, 7/23/2014	853,238	688,277
Calumet Specialty Products Partners LP:
Credit Link Deposit, LIBOR plus 4.0%, 6.766%, 1/3/2014	114,943	68,966
Term Loan, LIBOR plus 4.0%, 6.766%, 1/3/2014	864,477	518,686
CCS, Inc., Term Loan, LIBOR plus 3.0%, 5.766%, 11/14/2014	497,494	342,027
Dresser, Inc., Term Loan 1st Lien, LIBOR plus 2.5%, 5.266%, 5/4/2014	988,251	688,811
Express Energy Services Holding LP, Term Loan, LIBOR plus 5.25%, 8.016%, 7/10/2013	493,750	385,125
Gulf Tanks Holdings, Inc., Term Loan 2nd Lien, LIBOR plus 3.75%, 6.516%, 4/6/2014	500,000	250,000
Quicksilver Resources, Inc., Term Loan, LIBOR plus 4.5%, 7.266%, 8/8/2013	703,125	509,766
Western Refining Co., Term Loan, LIBOR plus 4.5%, 7.266%, 4/13/2014	997,475	593,497
		4,045,155
Financials 2.0%
Algoma Acquisition Corp., Term Loan, LIBOR plus 2.5%, 5.266%, 6/20/2013	706,822	530,116
Conseco, Inc., Term Loan, LIBOR plus 2.0%, 4.766%, 10/10/2013	997,460	623,413
		1,153,529
Health Care 9.1%
Bausch & Lomb, Inc.:
Term Delay Draw, LIBOR plus 3.25%, 6.016%, 4/26/2015	120,724	89,638
Term Loan B, LIBOR plus 3.25%, 6.016%, 4/26/2015	798,793	593,104
Community Health Systems, Inc., Term Loan, LIBOR plus 2.25%, 5.016%, 1/16/2009	907,024	669,955
HCA, Inc., Term Loan B, LIBOR plus 2.25%, 5.016%, 11/17/2013	992,424	747,132
Health Management Associates, Inc., Term Loan B, LIBOR plus 1.75%, 4.516%, 2/28/2014	947,744	646,319
Life Technologies Corp., Term Loan B, LIBOR plus 3.0%, 5.766%, 9/22/2015	100,000	91,833
Mylan, Inc., Term Loan B, LIBOR plus 3.25%, 6.016%, 10/2/2014	992,500	813,577
Surgical Care Affiliates LLC, LIBOR plus 2.25%, 5.016%, 12/29/2014	296,250	174,788
Symbol Merger Sub, Inc.:
Term Loan A, LIBOR plus 3.25%, 6.016%, 8/23/2013	473,000	319,275
Term Loan B, LIBOR plus 3.25%, 6.016%, 8/23/2014	473,000	331,100
US Oncology, Inc., Term Loan C, LIBOR plus 2.75%, 5.516%, 8/20/2011	1,000,000	835,000
		5,311,721
Industrials 13.0%
Acosta, Inc., Term Loan, LIBOR plus 2.25%, 5.016%, 7/28/2013	987,374	656,604
Allied Waste North America, Inc.:
Credit Link Deposit, LIBOR plus 1.5%, 4.266%, 1/15/2012	416,784	406,106
Term Loan B, LIBOR plus 1.5%, 4.266%, 1/15/2012	583,216	565,428
ARAMARK Corp.:
Credit Link Deposit, LIBOR plus 2.0%, 4.766%, 1/26/2014	58,002	46,293
Term Loan, LIBOR plus 2.0%, 4.766%, 1/26/2014	834,698	666,193
Asurion Corp., Term Loan, LIBOR plus 3.0%, 5.766%, 7/16/2014	1,000,000	698,000
BE Aerospace, Inc., Term Loan B, LIBOR plus 2.75%, 5.516%, 7/25/2014	399,000	356,107
FR Brand Acquisition Corp., Term Loan B, LIBOR plus 2.25%, 5.016%, 2/7/2014	990,000	702,900
GenCorp, Inc.:
Credit Link Deposit, LIBOR plus 2.25%, 5.016%, 4/30/2013	312,500	242,188
Term Loan, LIBOR plus 2.25%, 5.016%, 4/30/2013	172,831	133,944
Getty Images, Inc., Term Loan B, LIBOR plus 4.0%, 6.766%, 7/2/2015	875,000	757,969
Gleason Corp., Term Loan, LIBOR plus 2.0%, 4.766%, 6/30/2013	243,728	188,889
Manitowoc Co., Inc., Term Loan B, LIBOR plus 3.5%, 6.266%, 8/15/2014	1,000,000	725,000
Sabre, Inc., Term Loan, LIBOR plus 2.25%, 5.016%, 9/30/2014	1,000,000	409,060
Travelport, Inc., Term Delay Draw, LIBOR plus 2.25%, 5.016%, 8/23/2013	989,975	473,772
West Corp., Term Loan B2, LIBOR plus 2.375%, 5.141%, 10/24/2013	992,443	627,472
		7,655,925
Information Technology 6.2%
Caritor, Inc.:
Credit Link Deposit, LIBOR plus 2.25%, 5.016%, 6/1/2013	70,588	34,235
Term Loan, LIBOR plus 2.25%, 5.016%, 6/1/2013	929,412	450,765
First Data Corp., Term Loan B1, LIBOR plus 2.75%, 5.516%, 9/24/2014	990,000	677,997
JRD Holdings, Inc., Term Loan A, LIBOR plus 2.5%, 5.266%, 7/2/2014	484,375	387,500
Macrovision Solutions Corp., Term Loan, LIBOR plus 3.75%, 6.516%, 5/2/2013	899,000	764,150
SunGard Data Systems, Inc., Term Loan, LIBOR plus 2.0%, 4.766%, 2/28/2014	992,424	691,129
Vangent, Inc., Term Loan, LIBOR plus 2.25%, 5.016%, 2/14/2013	962,264	620,660
		3,626,436
Materials 6.8%
Celanese (BCP Crystal Holding Ltd. II), Term Loan, LIBOR plus 1.75%, 4.516%, 4/6/2011	1,000,000	771,665
Georgia-Pacific Corp., Term Loan B 1st Lien, LIBOR plus 1.75%, 4.516%, 12/23/2012	794,150	622,915
Graphic Packaging International, Inc., Term Loan C, LIBOR plus 2.75%, 5.516%, 5/16/2014	78,836	60,441
Ineos Holdings Ltd.:
Term Loan B-2, LIBOR plus 2.25%, 5.016%, 12/16/2013	500,000	255,625
Term Loan C-2, LIBOR plus 2.75%, 5.516%, 12/16/2014	500,000	230,000
Lyondell Basell Industries AF SCA, Term Loan B-3, LIBOR plus 3.75%, 6.516%, 12/20/2014	1,000,000	425,000
Newpage Holding Corp., Term Loan B, LIBOR plus 3.75%, 6.516%, 12/7/2014	992,500	724,525
Noranda Aluminum Holding Corp., Term Loan B, LIBOR plus 2.0%, 4.766%, 5/18/2014	462,882	280,044
Novelis, Inc.:
Term Loan, LIBOR plus 2.0%, 4.766%, 7/6/2014	678,906	436,924
Term Loan, LIBOR plus 2.0%, 4.766%, 7/14/2014	308,594	198,602
		4,005,741
Telecommunication Services 9.1%
ALLTel Communications, Inc., Term Loan B3, LIBOR plus 2.5%, 5.266%, 5/15/2015	997,481	957,860
Brocade Communications Systems, Inc., Term Loan, LIBOR plus 4.0%, 6.766%, 9/30/2013	250,000	215,000
Cavtel Holdings LLC, Term Loan, LIBOR plus 4.75%, 7.516%, 12/31/2012	982,394	417,517
Cricket Communications, Inc., Term Loan B, LIBOR plus 3.5%, 6.266%, 6/16/2013	500,000	406,875
Gabriel Communications Finance Co., Term Loan B, LIBOR plus 3.25%, 6.016%, 5/31/2014	987,500	711,000
Hughes Network Systems LLC, Term Loan, LIBOR plus 2.5%, 5.266%, 4/15/2014	500,000	377,500
MetroPCS Wireless, Inc., Term Loan B, LIBOR plus 2.25%, 5.016%, 2/14/2014	500,000	393,125
One Communications Corp., Term Loan C, LIBOR plus 3.5%, 6.266%, 4/19/2013	706,990	341,123
Sorenson Communications, Inc., Term Loan C, LIBOR plus 2.5%, 5.266%, 8/16/2013	917,227	784,229
Telesat LLC:
Term Delay Draw, LIBOR plus 3.0%, 5.766%, 10/31/2014	82,457	60,125
Term Loan, LIBOR plus 3.0%, 5.766%, 10/31/2014	960,068	700,048
		5,364,402
Utilities 2.2%
Calpine Corp., Term Loan, LIBOR plus 2.875%, 5.641%, 3/29/2014	241,842	171,014
NRG Energy, Inc.:
Credit Link Deposit, LIBOR plus 1.75%, 4.516%, 2/1/2013	236,215	199,306
Term Loan, LIBOR plus 1.75%, 4.516%, 2/1/2013	480,606	405,511
Texas Competitive Electric Holdings Co., LLC:
Term Loan B2, LIBOR plus 3.5%, 6.266%, 10/10/2014	396,000	271,706
Term Loan B3, LIBOR plus 3.5%, 6.266%, 12/31/2012	396,000	270,434
		1,317,971
Total Senior Loans (Cost $64,968,943)		45,416,389

Government & Agency Obligation 1.0%
US Treasury Obligation
US Treasury Bill, 0.17%**, 1/15/2009 (a) (Cost $565,877)	566,000	565,978
	Shares	Value ($)

Time Deposit 3.1%
State Street Euro Dollar, 0.10%, 12/1/2008 (Cost $1,815,000)	1,815,000	1,815,000

Cash Equivalents 21.2%
Cash Management QP Trust, 2.01% (b) (Cost $12,497,855)	12,497,855	12,497,855
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $79,847,675)+	102.6	60,295,222
Other Assets and Liabilities, Net	(2.6)	(1,544,662)
Net Assets	100.0	58,750,560
* Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major US bank or LIBOR, and are shown at their current rate as of November 30, 2008.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $79,847,675. At November 30, 2008 net unrealized depreciation for all securities based on tax cost was $19,552,453. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,515 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,589,968.
(a) At November 30, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

LIBOR: Represents the London InterBank Offered Rate.

At November 30, 2008 the Fund had unfunded loan commitments of $111,998, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Bausch & Lomb, Inc., Term Delay Draw, 4/26/2015	65,594	59,758	(5,836)
Community Health Systems, Inc., Term Delay Draw, 7/16/2014	46,404	34,275	(12,129)
Total	111,998	94,033	(17,965)

At November 30, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Australian Bond	12/15/2008	9	616,034	655,810	39,776
10 Year Canadian Government Bond	3/20/2009	14	1,348,700	1,364,439	15,739
2 Year US Treasury Note	3/31/2009	11	2,369,499	2,384,938	15,439
Federal Republic of Germany Euro-Bund	12/8/2008	11	1,602,644	1,697,002	94,358
Federal Republic of Germany Euro-Schatz	12/8/2008	22	2,963,635	2,976,843	13,208
United Kingdom Treasury Bond	3/27/2009	8	1,425,441	1,439,232	13,791
Total unrealized appreciation					192,311

At November 30, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Mini Japanese Government Bond	12/10/2008	37	5,337,824	5,396,850	(59,026)
10 Year US Treasury Note	3/20/2009	4	469,239	483,875	(14,636)
Total unrealized depreciation					(73,662)

As of November 30, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
AUD	1,472,000	USD	1,010,881	12/15/2008	48,358
CAD	381,000	USD	354,972	12/15/2008	46,768
CAD	1,760,000	USD	1,640,003	12/15/2008	216,279
CHF	2,356,000	USD	2,070,299	12/15/2008	132,820
EUR	382,000	USD	489,373	12/15/2008	4,471
GBP	763,000	USD	1,310,719	12/15/2008	139,756
GBP	89,000	USD	142,100	12/15/2008	5,513
NOK	14,166,000	USD	2,116,161	12/15/2008	97,432
NOK	2,423,000	USD	359,767	12/15/2008	14,478
SEK	4,696,000	USD	655,680	12/15/2008	77,759
USD	1,040,097	JPY	110,229,000	12/15/2008	115,576
Total unrealized appreciation					899,210
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) ($)
JPY	113,507,000	USD	1,082,024	12/15/2008	(108,017)
JPY	11,038,000	USD	109,891	12/15/2008	(5,835)
JPY	2,636,000	USD	26,634	12/15/2008	(1,003)
USD	243,004	AUD	309,000	12/15/2008	(40,952)
USD	1,698,395	AUD	2,172,000	12/15/2008	(278,150)
USD	128,498	AUD	186,000	12/15/2008	(6,875)
USD	365,957	CAD	433,000	12/15/2008	(15,688)
USD	990,345	CAD	1,154,000	12/15/2008	(56,836)
USD	1,169,680	CHF	1,327,000	12/15/2008	(78,410)
USD	353,621	EUR	255,000	12/15/2008	(29,930)
USD	1,962,145	EUR	1,467,000	12/15/2008	(99,969)
USD	493,822	GBP	280,000	12/15/2008	(64,111)
USD	167,278	NOK	1,004,000	12/15/2008	(24,202)
USD	1,722,288	SEK	12,759,000	12/15/2008	(152,082)
USD	1,138,792	SGD	1,622,000	12/15/2008	(63,295)
USD	566,748	SGD	815,000	12/15/2008	(26,347)
USD	1,895,754	SGD	2,802,000	12/15/2008	(37,836)
USD	653,783	SGD	965,000	12/15/2008	(13,922)
Total unrealized depreciation					(1,103,460)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

Fair Value Measurements

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ —	$ 118,649
Level 2	44,739,357	(222,215)
Level 3	15,555,865	—
Total	$ 60,295,222	$ (103,566)
++ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures contracts, forward foreign currency exchange contracts and unfunded loan commitments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at November 30, 2008:

Investments in Securities
Balance as of June 1, 2008	$ 15,659,552
Net realized gain (loss)	2,644
Change in unrealized appreciation (depreciation)	(4,939,747)
Amortization Premium/Discount	57,038
Net purchases (sales)	4,776,378
Net transfers in (out) of Level 3	—
Balance as of November 30, 2008	$ 15,555,865

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $67,349,820)	$ 47,797,367
Investment in Cash Management QP Trust (cost $12,497,855)	12,497,855
Total investments, at value (cost $79,847,675)	60,295,222
Cash	67,575
Deposit with broker for open futures contracts	456,058
Receivable for investments sold	1,139,750
Receivable for Fund shares sold	103,639
Interest receivable	449,003
Receivable for variation margin on open futures contracts	121,402
Unrealized appreciation on forward foreign currency exchange contracts	899,210
Due from Advisor	19,198
Other assets	39,613
Total assets	63,590,670
Liabilities
Foreign cash overdraft	118,352
Payable for investments purchased	3,113,636
Payable for Fund shares redeemed	500
Net payable on closed forward currency exchange contracts	404,378
Unrealized depreciation on forward foreign currency exchange contracts	1,103,460
Unrealized depreciation on unfunded loan commitments	17,965
Other accrued expenses and payables	81,819
Total liabilities	4,840,110
Net assets, at value	$ 58,750,560
Net Assets Consist of
Accumulated net investment loss	(291,084)
Net unrealized appreciation (depreciation) on: Investments	(19,552,453)
Futures	118,649
Unfunded loan commitments	(17,965)
Foreign currency	(201,382)
Accumulated net realized gain (loss)	(702,654)
Paid-in capital	79,397,449
Net assets, at value	$ 58,750,560

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($4,102,352 ÷ 606,522 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 6.76
Maximum offering price per share (100 ÷ 95.50 of $6.76)	$ 7.08
Class C Net Asset Value and redemption price(a) per share ($3,780,114 ÷ 559,826 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 6.75
Class S Net Asset Value, offering and redemption price(a) per share ($9,490,855 ÷ 1,403,749 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 6.76

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($41,377,239 ÷ 6,116,480 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)
$ 6.76
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2008 (Unaudited)
Investment Income
Income: Interest	$ 1,876,543
Interest — Cash Management QP Trust	84,158
Total Income	1,960,701
Expenses: Management fee	179,740
Administration fee	27,652
Services to shareholders	6,971
Custodian fee	77,556
Distribution and service fees	26,910
Legal fees	21,483
Audit and tax fees	39,102
Trustees' fees and expenses	4,119
Reports to shareholders	21,514
Registration fees	10,141
Offering expenses	21,004
Other	1,906
Total expenses before expense reductions	438,098
Expense reductions	(127,081)
Total expenses after expense reductions	311,017
Net investment income	1,649,684
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(269,683)
Futures	530,205
Foreign currency	(676,208)
(415,686)
Change in net unrealized appreciation (depreciation) on: Investments	(16,431,189)
Futures	(149,983)
Unfunded loan commitments	(14,044)
Foreign currency	(278,709)
(16,873,925)
Net gain (loss)	(17,289,611)
Net increase (decrease) in net assets resulting from operations	$ (15,639,927)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended November 30, 2008 (Unaudited)
Increase (decrease) in cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ (15,639,927)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(22,672,684)
Net purchases, sales and maturities of short-term investments	(13,273,878)
Net amortization of premium (discount)	(168,971)
Proceeds from sales and maturities of long-term investments	8,565,178
(Increase) decrease in deposit with broker for open futures contracts	(166,914)
(Increase) decrease in interest receivable	(99,365)
(Increase) decrease in daily variation margin on open futures contracts	238,475
(Increase) decrease in other assets	(6,708)
(Increase) decrease in receivable for investments sold	207,737
Increase (decrease) in payable for investments purchased	2,360,405
Increase (decrease) in accrued expenses and payables	(71,069)
Increase (decrease) in receivable and payable for forward currency exchange contracts	685,230
Change in net unrealized (appreciation) depreciation on investments	16,431,189
Change in net unrealized (appreciation) depreciation in unfunded commitments	14,044
Net realized (gain) loss from investments	269,683
Cash provided (used) by operating activities	(23,327,575)
Cash Flows from Financing Activities
Net increase (decrease) in foreign cash overdraft	(185,836)
Proceeds from shares sold	30,509,452
Cost of shares redeemed	(6,791,905)
Distributions paid (net of reinvestment of distributions)	(146,561)
Cash provided (used) for financing activities	23,385,150
Increase (decrease) in cash	57,575
Cash at beginning of period	10,000
Cash at end of period	$ 67,575
Non-Cash Financing Activities:
Reinvestment of distributions	$ 1,273,535

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2008 (Unaudited)	Period Ended May 31, 2008*
Operations: Net investment income (loss)	$ 1,649,684	$ 2,333,598
Net realized gain (loss) on investment transactions	(415,686)	(855,547)
Change in net unrealized appreciation (depreciation)	(16,873,925)	(2,779,226)
Net increase (decrease) in net assets resulting from operations	(15,639,927)	(1,301,175)
Distributions to shareholders: Net investment income: Class A	(121,884)	(254,878)
Class C	(97,078)	(215,135)
Class S	(237,920)	(249,635)
Institutional Class	(963,214)	(1,466,256)
Net realized gains: Class A	—	(17,621)
Class C	—	(16,270)
Class S	—	(15,962)
Institutional Class	—	(94,171)
Total distributions	(1,420,096)	(2,329,928)
Fund share transactions: Proceeds from shares sold	30,488,841	57,819,650
Reinvestment of distributions	1,273,535	2,327,952
Cost of shares redeemed	(6,770,014)	(6,698,478)
Redemption fees	200	—
Net increase (decrease) in net assets from Fund share transactions	24,992,562	53,449,124
Increase (decrease) in net assets	7,932,539	49,818,021
Net assets at beginning of period	50,818,021	1,000,000**
Net assets at end of period (including accumulated net investment loss of $291,084 and $520,672, respectively)	$ 58,750,560	$ 50,818,021
* For the period from June 29, 2007 (commencement of operations) to May 31, 2008.
** Initial capital

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Year Ended May 31,	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.14	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.25	.54
Net realized and unrealized gain (loss)	(2.42)	(.90)
Total from investment operations	(2.17)	(.36)
Less distributions from: Net investment income	(.21)	(.47)
Net realized gains	—	(.03)
Total distribution	(.21)	(.50)
Redemption fees	.00***	—
Net asset value, end of period	$ 6.76	$ 9.14
Total Return (%)[d,e]	(24.13)**	(3.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5
Ratio of expenses before expense reductions (%)	1.64*	1.85*
Ratio of expenses after expense reductions (%)	1.20*	1.20*
Ratio of net investment income (%)	5.89*	6.38*
Portfolio turnover rate (%)	18**	25**
[a] For the six months ended November 30, 2008 (Unaudited).
[b] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Year Ended May 31,	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.13	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.21	.47
Net realized and unrealized gain (loss)	(2.41)	(.90)
Total from investment operations	(2.20)	(.43)
Less distributions from: Net investment income	(.18)	(.41)
Net realized gains	—	(.03)
Total distribution	(.18)	(.44)
Redemption fees	.00***	—
Net asset value, end of period	$ 6.75	$ 9.13
Total Return (%)[d,e]	(24.47)**	(4.27)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5
Ratio of expenses before expense reductions (%)	2.46*	2.66*
Ratio of expenses after expense reductions (%)	2.02*	2.02*
Ratio of net investment income (%)	5.07*	5.57*
Portfolio turnover rate (%)	18**	25**
[a] For the six months ended November 30, 2008 (Unaudited).
[b] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Year Ended May 31,	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.14	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.25	.56
Net realized and unrealized gain (loss)	(2.41)	(.90)
Total from investment operations	(2.16)	(.34)
Less distributions from: Net investment income	(.22)	(.49)
Net realized gains	—	(.03)
Total distribution	(.22)	(.52)
Redemption fees	.00***	—
Net asset value, end of period	$ 6.76	$ 9.14
Total Return (%)[d]	(24.07)**	(3.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	5
Ratio of expenses before expense reductions (%)	1.61*	1.69*
Ratio of expenses after expense reductions (%)	1.04*	1.05*
Ratio of net investment income (loss) (%)	6.05*	6.54*
Portfolio turnover rate (%)	18**	25**
[a] For the six months ended November 30, 2008 (Unaudited).
[b] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Year Ended May 31,	2008[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.14	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.25	.56
Net realized and unrealized gain (loss)	(2.41)	(.90)
Total from investment operations	(2.16)	(.34)
Less distributions from: Net investment income	(.22)	(.49)
Net realized gains	—	(.03)
Total distribution	(.22)	(.52)
Redemption fees	.00***	—
Net asset value, end of period	$ 6.76	$ 9.14
Total Return (%)[d]	(24.08)**	(3.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	36
Ratio of expenses before expense reductions (%)	1.46*	1.74*
Ratio of expenses after expense reductions (%)	1.02*	1.05*
Ratio of net investment income (%)	6.07*	6.54*
Portfolio turnover rate (%)	18**	25**
[a] For the six months ended November 30, 2008 (Unaudited).
[b] For the period June 29, 2007 (commencement of operations) to May 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Floating Rate Plus Fund (the "Fund") is a non-diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Senior loans are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, senior loans are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of November 30, 2008, for the Fund's investments, as well as a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining value, is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may utilize futures as part of the Fund's global tactical asset allocation overlay strategy and as an efficient means of managing allocations between asset classes or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts as part of the Fund's global tactical asset allocation strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2007 through May 31, 2008, the Fund incurred approximately $366,000 of net realized capital losses and $499,000 of foreign currency losses. As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended May 31, 2009.

The Fund has reviewed the tax positions for the open tax year as of May 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency overdraft position and cash held at the Fund's custodian bank at November 30, 2008. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

Offering Costs. Offering costs for the Fund paid in connection with the offering of shares were amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended November 30, 2008, purchases and sales of investment securities (excluding short-term instruments) aggregated $22,672,684 and $8,565,178, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

For the period from June 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses (limited to 0.10%)) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.20%
Class C	1.95%
Class S	.95%
Institutional Class	.95%

Accordingly, for the six months ended November 30, 2008, the fee pursuant to the Investment Management Agreement aggregated $179,740, of which $120,749 was waived, which was equivalent to an annualized effective rate of 0.21% of the Fund's average daily net assets.

In addition, for the six months ended November 30, 2008, the Advisor reimbursed the Fund $4,464 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2008, the Advisor received an Administration Fee of $27,652, of which $4,890 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the six months ended November 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2008
Class A	$ 311	$ —	$ 173
Class C	125	—	67
Class S	1,641	1,641	—
Institutional Class	150	121	—
	$ 2,227	$ 1,762	$ 240

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended November 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2008
Class C	$ 17,558	$ 2,440

In addition, DIDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2008	Annualized Effective Rate
Class A	$ 3,830	$ 1,516.16%
Class C	5,522	1,774.24%
	$ 9,352	$ 3,290

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2008 aggregated $100.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,405, all of which is paid.

Trustees' Fees and Expenses.The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At November 30, 2008, the Advisor holds approximately 25% of the outstanding shares of the Fund. In addition, as of November 30, 2008, the DWS Alternative Asset Allocation Plus Fund and DWS LifeCompass Retirement Fund, held 28% and 17%, respectively, of the total shares outstanding of the Fund.

E. Commitments

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At November 30, 2008, the Fund had unfunded loan commitments of $111,998.

F. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the six months ended November 30, 2008, the Fund's custodian fee was reduced by $98 and $8, respectively, for custody and transfer agent credits earned.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2008		Period Ended May 31, 2008*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	99,797	$ 811,379	548,424	$ 5,463,721
Class C	9,697	86,954	490,308	4,903,400
Class S	882,316	7,797,843	487,768	4,875,689
Institutional Class	2,785,514	21,792,665	4,397,125	42,576,840
		$ 30,488,841		$ 57,819,650
Shares issued to shareholders in reinvestment of distributions
Class A	14,614	$ 120,665	29,086	$ 270,988
Class C	11,699	95,941	24,826	230,940
Class S	16,301	133,298	28,523	265,597
Institutional Class	113,574	923,631	169,488	1,560,427
		$ 1,273,535		$ 2,327,952
Shares redeemed
Class A	(58,274)	$ (486,329)	(52,125)	(490,014)
Class C	(1,704)	(14,456)	—	—
Class S	(35,814)	(271,880)	(345)	(3,064)
Institutional Class	(713,129)	(5,997,349)	(661,092)	(6,205,400)
		$ (6,770,014)		$ (6,698,478)
Redemption fees		$ 200		$ —
Net increase (decrease)
Class A	56,137	$ 445,915	525,385	$ 5,244,695
Class C	19,692	168,439	515,134	5,134,340
Class S	862,803	7,659,261	515,946	5,138,222
Institutional Class	2,185,959	16,718,947	3,905,521	37,931,867
		$ 24,992,562		$ 53,449,124
Initial capital
Class A	—	$ —	25,000	$ 250,000
Class C	—	—	25,000	250,000
Class S	—	—	25,000	250,000
Institutional Class	—	—	25,000	250,000
		$ —		$ 1,000,000
* For the period from June 29, 2007 (commencement of operations) to May 31, 2008.

H. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the six-month period ended December 31, 2007, the Fund's performance (Class S shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the six-month period ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	23337F 706	23337F 805	23337F 888	23337F 870
Fund Number	443	743	2043	1443

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Plus Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Floating Rate Plus Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                                     January 28, 2009